Income Taxes - Schedule of Significant Components of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Non-current deferred tax assets:
Accruals and others	¥ 5,624	$ 804	¥ 6,954
Net operating loss carry forwards	204,020	29,175	277,353
Carryforwards of deductible advertising expenses	10,648	1,523	10,648
Impairment of non-financial assets	8,407	1,202	8,407
Remeasurement and impairment of long-term investments	8,634	1,235	6,595
Allowance for credit losses	232,216	33,206	233,038
Subtotal	469,549	67,145	542,995
Less: valuation allowance	(469,549)	(67,145)	(542,995)	$ (77,647)	¥ (672,210)	¥ (757,126)
Total non-current deferred tax assets, net	0	0	0
Non-current deferred tax liabilities:
Recognition of intangible assets arising from business combination	(4,534)	(648)	(5,151)
Total non-current deferred tax liabilities, net	¥ (4,534)	$ (648)	¥ (5,151)